Exhibit 99.1
News Release
For Immediate Release: December 10, 2013
H&R Block Reports Fiscal 2014 Second Quarter Earnings; Focuses on Tax Season 2014 Readiness
KANSAS CITY, Mo. - H&R Block, Inc. (NYSE: HRB) today announced financial results for its fiscal 2014 second quarter ended October 31, 2013. The company typically reports a second quarter operating loss due to the seasonality of the tax business.

Fiscal 2014 Second Quarter Highlights1

▪	Revenues decreased 2 percent, or $3 million, to $134 million[2]

▪	Seasonal adjusted net loss from continuing operations increased 12 percent to $112 million, or $(0.42) per share

▪	Net loss from continuing operations increased 2 percent to $103 million, or $(0.38) per share

▪	Company continues the process of divesting its Bank

▪	Declares 205th consecutive quarterly dividend

CEO Perspective
“I’m pleased with the initiatives we have in place for the upcoming tax season and am confident that we are well positioned to again deliver strong results this year,” said Bill Cobb, H&R Block’s president and chief executive officer. “We've also made progress in the process of divesting our bank, and remain committed to continue offering best-in-class financial products,” added Cobb.

Fiscal 2014 Second Quarter Results From Continuing Operations3

	Actual		Adjusted
(in millions, except EPS)	Fiscal Year 2014	Fiscal Year 2013	Fiscal Year 2014	Fiscal Year 2013
Revenue	$134	$137	$134	$137
EBITDA	$(138)	$(117)	$(142)	$(117)
Pretax Loss	$(179)	$(162)	$(183)	$(162)
Net Loss	$(103)	$(101)	$(112)	$(100)
Weighted-Avg. Shares - Diluted	273.9	271.1	273.9	271.1
EPS	$(0.38)	$(0.37)	$(0.42)	$(0.37)

1     All per share amounts are based on fully diluted shares.
2     Unless otherwise noted, all comparisons, including those made to the “prior year,” refer to the current period compared to the prior year period.

[3]
EBITDA (earnings before interest, taxes, depreciation and amortization) is a non-GAAP financial measure, which the company finds relevant when measuring its performance. The company also reports adjusted financial performance, which it believes is a better indication of the company's recurring operations. See “About Non-GAAP Financial Measures” below for more information regarding financial measures not prepared in accordance with generally accepted accounting principles (GAAP).

CFO Perspective
"Given the seasonality of our business, our offseason results are not indicative of our performance for the full year," said Greg Macfarlane, H&R Block's chief financial officer. "While expenses have increased modestly year to date, we continue to expect EBITDA margins to be generally consistent with last year's results."

Business Segment Results and Highlights
Tax Services

▪	Revenues decreased $2 million to $128 million, primarily due to timing differences in our Australian operations, partially offset by increased Emerald Card fee revenue from increased year-round usage

▪	Operating expenses increased $27 million to $287 million due to timing of seasonal compensation, higher legal fees, and depreciation expense

▪	Pretax loss increased $29 million to $159 million
Corporate

▪	Total operating expenses declined $13 million to $26 million, primarily due to lower interest expense and mortgage loan loss provisions

▪	Pretax loss decreased $12 million to $20 million
Discontinued Operations

▪	Net loss of $2 million improved by $2 million from the prior year

▪	Sand Canyon Corporation (SCC), a separate legal entity of H&R Block, Inc., received new claims for alleged breaches of representations and warranties in the principal amount of less than $1 million

▪	SCC's accrual for contingent losses relating to representations and warranties remained unchanged at $159 million

Dividend
A previously announced quarterly cash dividend of 20 cents per share is payable on January 2, 2014 to shareholders of record as of December 9, 2013. The January 2 payment marks the company's 205th consecutive quarterly dividend since the company went public in 1962.

Investor Conference
At 8:30 a.m. EST on Wednesday, December 11, the company will hold its investor conference in New York City. H&R Block’s senior leaders will outline the company’s growth strategies and outlook, and provide a general business update including discussion of fiscal 2014 second quarter results.

The event will be broadcast live in a listen-only format for the media and public on H&R Block’s investor relations website at http://investors.hrblock.com. A replay will be available on the company’s website two hours after the conference ends and continuing until February 28, 2014.

About H&R Block
H&R Block, Inc. (NYSE: HRB) is the world's largest consumer tax services provider. More than 625 million tax returns have been prepared worldwide by and through H&R Block since 1955. In fiscal 2013, H&R Block had annual revenues of $2.9 billion with 25.4 million tax returns prepared worldwide. Tax return preparation services are provided in company-owned and franchise retail tax offices by over 80,000 professional tax preparers and associates worldwide, and through H&R Block digital products. H&R Block Bank provides affordable banking products and services. For more information, visit the H&R Block Newsroom.
About Non-GAAP Financial Measures
This press release and the accompanying tables include non-GAAP financial measures. For a description of these non-GAAP financial measures, including the reasons management uses each measure, and reconciliations of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with generally accepted accounting principles, please see the section of the accompanying tables titled "About Non-GAAP Financial Measures.”
Forward-Looking Statements
This press release may contain forward-looking statements within the meaning of the securities laws. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words or variation of words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “projects,” “forecasts,” “targets,” “would,” “will,” “should,” “could” or “may” or other similar expressions. Forward-looking statements provide management's current expectations or predictions of future conditions, events or results. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future are forward-looking statements. They may include estimates of revenues, income, earnings per share, capital expenditures, dividends, liquidity, capital structure or other financial items, descriptions of management's plans or objectives for future operations, products or services, or descriptions of assumptions underlying any of the above. All forward-looking statements speak only as of the date they are made and reflect the company's good faith beliefs, assumptions and expectations, but they are not guarantees of future performance or events. Furthermore, the company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions, factors, or expectations, new information, data or methods, future events or other changes, except as required by law. By their nature, forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Factors that might cause such differences include, but are not limited to, a variety of economic, competitive and regulatory factors, many of which are beyond the company's control and which are described in our Annual Report on Form 10-K for the fiscal year ended April 30, 2013 in the section entitled “Risk Factors,” as well as additional factors we may describe from time to time in other filings with the Securities and Exchange Commission. In addition, there can be no assurances regarding the ability to obtain all required regulatory and other approvals, the ability of the parties to negotiate and execute the additional required agreements as expected, or the terms and conditions of the additional agreements. You should understand that it is not possible to predict or identify all such factors and, consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties.
For Further Information
Investor Relations:    Colby Brown, (816) 854-4559, colby.brown@hrblock.com
Media Relations:    Gene King, (816) 854-4672, gene.king@hrblock.com

TABLES FOLLOW

KEY OPERATING RESULTS	(unaudited, amounts in thousands, except per share data)
	Three months ended October 31,
	Revenues		Income (loss)
	2013	2012	2013	2012

Tax Services	$128,040	$129,819	$(159,314)	$(130,109)
Corporate and Eliminations	6,300	7,444	(20,048)	(32,179)
	$134,340	$137,263	(179,362)	(162,288)
Income tax benefit			(76,347)	(61,089)
Net loss from continuing operations			(103,015)	(101,199)
Net loss from discontinued operations			(1,928)	(4,044)
Net loss			$(104,943)	$(105,243)

Basic and diluted loss per share:
Continuing operations			$(0.38)	$(0.37)
Discontinued operations			(0.01)	(0.02)
Consolidated			$(0.39)	$(0.39)

Basic and diluted shares			273,907	271,145

	Six months ended October 31,
	Revenues		Income (loss)
	2013	2012	2013	2012

Tax Services	$249,731	$220,072	$(303,708)	$(271,014)
Corporate and Eliminations	11,804	13,680	(60,148)	(60,543)
	$261,535	$233,752	(363,856)	(331,557)
Income tax benefit			(147,571)	(124,708)
Net loss from continuing operations			(216,285)	(206,849)
Net loss from discontinued operations			(3,845)	(5,835)
Net loss			$(220,130)	$(212,684)

Basic and diluted loss per share:
Continuing operations			$(0.79)	$(0.76)
Discontinued operations			(0.01)	(0.02)
Consolidated			$(0.80)	$(0.78)

Basic and diluted shares			273,494	274,150

CONSOLIDATED BALANCE SHEETS	(amounts in thousands, except per share data)
As of	October 31, 2013	October 31, 2012	April 30, 2013
	(unaudited)	(unaudited)
ASSETS
Cash and cash equivalents	$790,772	$1,260,901	$1,747,584
Cash and cash equivalents — restricted	47,521	38,667	117,837
Receivables, net	131,701	124,511	206,835
Prepaid expenses and other current assets	225,660	282,874	390,087
Total current assets	1,195,654	1,706,953	2,462,343
Mortgage loans held for investment, net	295,907	370,850	338,789
Investments in available-for-sale securities	465,344	388,640	486,876
Property and equipment, net	311,157	272,438	267,880
Intangible assets, net	296,213	275,193	284,439
Goodwill	442,812	434,492	434,782
Other assets	267,426	448,164	262,670
Total assets	$3,274,513	$3,896,730	$4,537,779
LIABILITIES AND STOCKHOLDERS’ EQUITY
LIABILITIES:
Customer banking deposits	$655,129	$790,106	$936,464
Accounts payable, accrued expenses and other current liabilities	426,994	406,447	523,921
Accrued salaries, wages and payroll taxes	41,584	39,345	134,970
Accrued income taxes	22,475	95,126	416,128
Current portion of long-term debt	400,503	600,678	722
Total current liabilities	1,546,685	1,931,702	2,012,205
Long-term debt	506,078	906,125	905,958
Other noncurrent liabilities	266,775	365,970	356,069
Total liabilities	2,319,538	3,203,797	3,274,232
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS’ EQUITY:
Common stock, no par, stated value $.01 per share	3,166	3,166	3,166
Additional paid-in capital	757,828	748,298	752,483
Accumulated other comprehensive income	1,463	8,685	10,550
Retained earnings	1,003,842	795,707	1,333,445
Less treasury shares, at cost	(811,324)	(862,923)	(836,097)
Total stockholders’ equity	954,975	692,933	1,263,547
Total liabilities and stockholders’ equity	$3,274,513	$3,896,730	$4,537,779

CONSOLIDATED STATEMENTS OF OPERATIONS		(unaudited, in 000s, except per share amounts)
	Three months ended		Six months ended
	October 31,		October 31,
	2013	2012	2013	2012
REVENUES:
Service revenues	$112,432	$116,438	$220,232	$196,334
Product and other revenues	11,282	10,966	19,480	17,686
Interest income	10,626	9,859	21,823	19,732
	134,340	137,263	261,535	233,752
OPERATING EXPENSES:
Cost of revenues:
Compensation and benefits	60,526	54,764	106,838	94,349
Occupancy and equipment	82,358	82,398	161,094	162,349
Provision for bad debt and loan losses	2,849	3,725	14,340	8,370
Interest	14,314	23,390	28,760	45,467
Depreciation of property and equipment	20,144	16,196	36,948	30,730
Other	40,673	31,538	82,937	64,170
	220,864	212,011	430,917	405,435
Selling, general and administrative	94,092	90,327	190,789	165,805
	314,956	302,338	621,706	571,240
Operating loss	(180,616)	(165,075)	(360,171)	(337,488)
Other income (expense), net	1,254	2,787	(3,685)	5,931
Loss from continuing operations before income tax benefit	(179,362)	(162,288)	(363,856)	(331,557)
Income tax benefit	(76,347)	(61,089)	(147,571)	(124,708)
Net loss from continuing operations	(103,015)	(101,199)	(216,285)	(206,849)
Net loss from discontinued operations	(1,928)	(4,044)	(3,845)	(5,835)
NET LOSS	$(104,943)	$(105,243)	$(220,130)	$(212,684)

BASIC AND DILUTED LOSS PER SHARE:
Continuing operations	$(0.38)	$(0.37)	$(0.79)	$(0.76)
Discontinued operations	(0.01)	(0.02)	(0.01)	(0.02)
Consolidated	$(0.39)	$(0.39)	$(0.80)	$(0.78)

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS	(unaudited, in 000s)
Six months ended October 31,	2013	2012

NET CASH USED IN OPERATING ACTIVITIES	$(492,373)	$(567,036)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of available-for-sale securities	(45,158)	(67,474)
Maturities of and payments received on available-for-sale securities	55,615	53,098
Principal payments on mortgage loans held for investment, net	24,340	23,608
Purchases of property and equipment	(86,926)	(60,720)
Payments made for business acquisitions, net of cash acquired	(20,927)	(10,442)
Franchise loans:
Loans funded	(22,114)	(20,670)
Payments received	15,883	8,303
Other, net	15,255	10,218
Net cash used in investing activities	(64,032)	(64,079)

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayments of long-term debt	—	(30,831)
Proceeds from issuance of long-term debt	—	497,185
Customer banking deposits, net	(275,800)	(37,913)
Dividends paid	(109,324)	(108,428)
Repurchase of common stock, including shares surrendered	(5,329)	(339,919)
Proceeds from exercise of stock options	24,536	1,288
Other, net	(26,619)	(33,004)
Net cash used in financing activities	(392,536)	(51,622)

Effects of exchange rates on cash	(7,871)	(696)

Net decrease in cash and cash equivalents	(956,812)	(683,433)
Cash and cash equivalents at beginning of the period	1,747,584	1,944,334
Cash and cash equivalents at end of the period	$790,772	$1,260,901

SUPPLEMENTARY CASH FLOW DATA:
Income taxes paid, net of refunds received	$116,099	$48,201
Interest paid on borrowings	27,804	42,106
Interest paid on deposits	1,180	2,683
Transfers of foreclosed loans to other assets	3,889	5,312
Accrued additions to property and equipment	6,729	10,273
Transfer of mortgage loans held for investment to held for sale	7,608	—

TAX SERVICES – FINANCIAL RESULTS			(unaudited, amounts in 000s)
	Three months ended		Six months ended
	October 31,		October 31,
	2013	2012	2013	2012
Tax preparation fees:
U.S.	$29,011	$23,805	$51,037	$42,640
International	41,568	51,525	73,662	65,583
	70,579	75,330	124,699	108,223
Royalties	9,527	9,630	16,089	15,481
Fees from Emerald Card	9,999	8,281	24,610	20,337
Fees from Peace of Mind® guarantees	19,151	18,572	46,977	45,555
Other	18,784	18,006	37,356	30,476
Total revenues	128,040	129,819	249,731	220,072

Compensation and benefits:
Field wages	49,531	45,290	89,435	77,698
Other wages	35,665	34,592	70,400	68,959
Benefits and other compensation	22,178	18,765	38,115	33,539
	107,374	98,647	197,950	180,196
Occupancy and equipment	83,634	82,267	162,184	162,118
Marketing and advertising	12,566	11,386	19,583	18,838
Depreciation and amortization	26,632	23,393	49,434	43,864
Other	57,148	44,235	124,288	86,070
Total expenses	287,354	259,928	553,439	491,086
Pretax loss	$(159,314)	$(130,109)	$(303,708)	$(271,014)

NON-GAAP FINANCIAL MEASURES	(unaudited, amounts in thousands, except per share amounts)
	Three months ended October 31, 2013
	Revenues	Expenses	EBITDA	Pretax income (loss)	Net income (loss)	EPS

As reported - from continuing operations	$134,340	$314,956	$(138,380)	$(179,362)	$(103,015)	$(0.38)

Adjustments:
Loss contingencies - litigation	—	350	350	350	214	—
Severance	—	1,828	1,828	1,828	1,122	—
Professional fees related to HRB Bank transaction	—	(5,217)	(5,217)	(5,217)	(3,198)	(0.01)
Gain on sales of tax offices	—	(599)	(599)	(599)	(367)	—
Discrete tax items	—	—	—	—	(7,061)	(0.03)
	—	(3,638)	(3,638)	(3,638)	(9,290)	(0.04)

As adjusted - from continuing operations	$134,340	$311,318	$(142,018)	$(183,000)	$(112,305)	$(0.42)

	Three months ended October 31, 2012
	Revenues	Expenses	EBITDA	Pretax income (loss)	Net income (loss)	EPS

As reported - from continuing operations	$137,263	$302,338	$(116,845)	$(162,288)	$(101,199)	$(0.37)

Adjustments:
Loss contingencies - litigation	—	(2,451)	(2,451)	(2,451)	(1,506)	(0.01)
Impairment of goodwill and intangible assets	—	1,421	1,421	1,421	869	—
Severance	—	1,558	1,558	1,558	951	—
Professional fees related to HRB Bank transaction	—	47	47	47	29	—
Gain on sales of tax offices	—	(754)	(754)	(754)	(460)	—
Discrete tax items	—	—	—	—	1,472	0.01
	—	(179)	(179)	(179)	1,355	—

As adjusted - from continuing operations	$137,263	$302,159	$(117,024)	$(162,467)	$(99,844)	$(0.37)

NON-GAAP FINANCIAL MEASURES	(unaudited, amounts in thousands, except per share amounts)

	Six months ended October 31, 2013
	Revenues	Expenses	EBITDA	Pretax income (loss)	Net income (loss)	EPS

As reported - from continuing operations	$261,535	$621,706	$(285,554)	$(363,856)	$(216,285)	$(0.79)

Adjustments:
Loss contingencies - litigation	—	723	723	723	443	—
Severance	—	2,933	2,933	2,933	1,799	0.01
Professional fees related to HRB Bank transaction	—	1,807	1,807	1,807	1,108	—
Gain on sales of tax offices	—	(599)	(599)	(599)	(367)	—
Discrete tax items	—	—	—	—	(6,904)	(0.03)
	—	4,864	4,864	4,864	(3,921)	(0.02)

As adjusted - from continuing operations	$261,535	$626,570	$(280,690)	$(358,992)	$(220,206)	$(0.81)

	Six months ended October 31, 2012
	Revenues	Expenses	EBITDA	Pretax income (loss)	Net income (loss)	EPS

As reported - from continuing operations	$233,752	$571,240	$(243,486)	$(331,557)	$(206,849)	$(0.76)

Adjustments:
Loss contingencies - litigation	—	(4,753)	(4,753)	(4,753)	(2,906)	(0.01)
Impairment of goodwill and intangible assets	—	1,421	1,421	1,421	869	—
Severance	—	1,057	1,057	1,057	646	—
Professional fees related to HRB Bank transaction	—	47	47	47	29	—
Gain on sales of tax offices	—	(524)	(524)	(524)	(320)	—
Discrete tax items	—	—	—	—	4,173	0.02
	—	(2,752)	(2,752)	(2,752)	2,491	0.01

As adjusted - from continuing operations	$233,752	$568,488	$(246,238)	$(334,309)	$(204,358)	$(0.75)

		Three months ended		Six months ended
		October 31,		October 31,
EBITDA		2013	2012	2013	2012

Net loss from continuing operations - as reported		$(103,015)	$(101,199)	$(216,285)	$(206,849)

Add back :
Income taxes		(76,347)	(61,089)	(147,571)	(124,708)
Interest expense		14,314	23,390	28,760	45,467
Depreciation and amortization		26,668	22,053	49,542	42,604
		(35,365)	(15,646)	(69,269)	(36,637)

EBITDA from continuing operations		$(138,380)	$(116,845)	$(285,554)	$(243,486)

NON-GAAP FINANCIAL MEASURES	(unaudited, amounts in thousands, except per share amounts)
	Three months ended		Six months ended
	October 31,		October 31,
Supplemental Information	2013	2012	2013	2012

Stock-based compensation expense:
Pretax	$6,210	$5,384	$10,762	$7,737
After-tax	3,810	3,299	6,601	4,730
Amortization of intangible assets:
Pretax	$6,523	$5,857	$12,594	$11,874
After-tax	4,003	3,599	7,725	7,259

ABOUT NON-GAAP FINANCIAL MEASURES
The accompanying press release contains non-GAAP financial measures. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. Because these measures are not measures of financial performance under GAAP and are susceptible to varying calculations, they may not be comparable to similarly titled measures in other companies.
We consider non-GAAP financial measures to be a useful metric for management and investors to evaluate and compare the ongoing operating performance of our business on a consistent basis across reporting periods, as it eliminates the effect of items that are not indicative of our core operating performance.
The following are descriptions of adjustments we make for our non-GAAP financial measures:

▪	We exclude from our non-GAAP financial measures litigation charges we incur and favorable reserve adjustments. This does not include legal defense costs.

▪	We exclude from our non-GAAP financial measures non-cash charges to adjust the carrying values of goodwill, intangible assets, other long-lived assets and investments to their estimated fair values.

▪	We exclude from our non-GAAP financial measures severance and other restructuring charges in connection with the termination of personnel, closure of tax offices and related costs.

▪	We exclude from our non-GAAP financial measures the gains and losses on business dispositions, including investment banking, legal and accounting fees.

▪	We exclude from our non-GAAP financial measures the gains and losses on extinguishment of debt.

▪	We exclude from our non-GAAP financial measures the effects of discrete income tax reserve and related adjustments recorded in a specific quarter.
We may consider whether other significant items that arise in the future should also be excluded from our non-GAAP financial measures.
We measure the performance of our business using a variety of metrics, including EBITDA, adjusted EBITDA, adjusted pretax and net income (loss) of continuing operations, adjusted EPS and adjusted pretax results of our Tax Services segment. We also use EBITDA and pretax income of continuing operations as performance metrics in incentive compensation plans for our employees. These adjusted results eliminate the impact of items that we do not consider indicative of our core operating performance and, we believe, provide meaningful information to assist in understanding our financial results, analyzing trends in our underlying business, and assessing our prospects for future performance.